BLACKROCK FUNDS II

BlackRock Retirement Income 2030 Fund

(the “Fund”)

Supplement dated December 16, 2025 to the Summary Prospectuses and the

Prospectus of the Fund each dated April 30, 2025, as supplemented to date

Effective December 31, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Retirement Income 2030 Fund — Portfolio Manager” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Retirement Income 2030 Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Manager

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Michael Pensky, CFA	2020	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2023	Managing Director of BlackRock, Inc.
Louis Arranz, CFA	2025	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Michael Pensky, CFA, Justin Christofel, CFA and Louis Arranz, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Pensky, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 through 2020.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2016.
Louis Arranz, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2023; Vice President of BlackRock, Inc. from 2020 to 2022.

Shareholders should retain this Supplement for future reference.